                                                                   EXHIBIT 10.19

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                DELTASELECT-TM- COLLABORATIVE SERVICES AGREEMENT

         This DeltaSelect-TM- Collaborative Services Agreement, including all attachments hereto, (this "Agreement") is entered into as of December 16, 1999 (the "Agreement Date"), by and between DELTAGEN, INC., a Delaware corporation having a place of business at 1003 Hamilton Avenue, California 94025 ("DELTAGEN") and SCHERING-PLOUGH RESEARCH Institute, a Delaware corporation having an address at 2015 Galloping Hill Road, Kenilworth, New Jersey 07033-1300 ("SCHERING-PLOUGH").

         WHEREAS, DELTAGEN possesses knowledge and experience in the research, creation, design and generation of Knockout Mice (defined below); and

         WHEREAS, SCHERING-PLOUGH desires to engage DELTAGEN to generate Knockout Mice for SCHERING-PLOUGH and DELTAGEN desires to undertake the generation of such Knockout Mice for SCHERING PLOUGH on a *** basis under the terms and conditions set forth in this agreement.

         NOW THEREFORE, in consideration of the mutual covenants set forth below, DELTAGEN and SCHERING-PLOUGH (individually "Party" and collectively "Parties") agree as follows:

1.       DEFINITIONS.

         1.1 "Affiliate" shall mean any individual or entity directly or indirectly controlling, controlled by or under common control with, SCHERING-PLOUGH or DELTAGEN, as the case may be. For purposes of this Agreement, the direct or indirect ownership of over fifty percent (50%) of the outstanding voting securities of an entity, or the right to receive over fifty percent (50%) of the profits or earnings of an entity shall be deemed to constitute control. Such other relationship as in fact results in actual control over the management, business and affairs of an entity shall also be deemed to constitute control.

         1.2 "Budget" means the pricing and payment terms for a Knockout Mice Project set forth in Attachment I attached hereto.

         1.3 "Confidential Information" means with respect to a Party hereto (the "Disclosing Party"), collectively, all technical, financial and business information of any kind whatsoever, and all tangible and intangible embodiments thereof of any kind whatsoever, disclosed by the Disclosing Party to the other Party hereto (the "Receiving Party") or obtained by the Receiving Party through observation or examination of the foregoing, but only to the extent such information or embodiment is maintained as confidential by the Disclosing Party and is marked or otherwise identified as confidential when disclosed to the Receiving Party or, in the case of information given verbally, is identified as confidential in a written document provided to the Receiving Party within thirty (30) days after verbal disclosure to the Receiving Party.

*** Confidential material redacted and separately filed with the Commission.

         1.4 "Data" means all data or information generated under a Knockout Mice Project under this Agreement, including but not limited to all information, records, reports and other material(s) required to be generated, collected or analyzed by DELTAGEN under a Knockout Mouse Project.

         1.5 "Deltagen Technology" means all Inventions owned by or licensed to DELTAGEN related to the design, creation, development, generation, production or analysis of Knockout Mice.

         1.6 "Effective Commencement Date" shall have the meaning set forth in Section 2.3 below.

         1.7 "Inventions" means technology, information, data, know-how, inventions, improvements and all patent or other intellectual property rights therein and thereto.

         1.8 "Knockout Mice" means mice generated under a Knockout Mice Project pursuant to this Agreement having a Standard Mutation wherein such mice transmit the Standard Mutation, in the form of ***, through the germ line.

         1.9 "Knockout Mice Project" means a specific project to create and generate Knockout Mice in accordance with the terms of a specific Scope of Work under this Agreement.

         1.10 "Milestone" shall mean the milestones set forth on the Scope of Work attached hereto.

         1.11 "Schering-Plough Representative" means the representative identified in writing by SCHERING-PLOUGH to DELTAGEN on a Scope of Work, as such representative may be changed from time to time in writing by SCHERING-PLOUGH.

         1.12 "Schering-Plough Technology" means all Inventions and Study Materials owned by or licensed to SCHERING-PLOUGH and provided by SCHERING-PLOUGH to DELTAGEN under this Agreement.

         1.13 "Scope of Work" means the work plan for a Knockout Mice Project substantially in the form attached hereto as Attachment I.

         1.14 "Standard Mutation" means the interruption, disruption or deletion in a portion of a specified gene.

         1.15 "Study Materials" means any samples or materials (including chemical or biological) provided by SCHERING-PLOUGH to DELTAGEN for purposes of a Knockout Mice Project under this Agreement.

2.       KNOCKOUT MICE PROJECTS

         2.1 INDIVIDUAL KNOCKOUT MICE PROJECTS. If SCHERING-PLOUGH wishes to have DELTAGEN perform a Knockout Mice Project under this Agreement, SCHERING-PLOUGH shall initiate such request for a Scope of Work by notifying DELTAGEN in writing in the form set forth in Attachment II and providing a description of the particular Knockout Mice Project requested as well as the information set forth in Section 2.2 and the Scope of Work. DELTAGEN shall evaluate each such request to determine whether such Knockout Mice Project

*** Confidential material redacted and separately filed with the Commission.

is feasible, if DELTAGEN requires technical or scientific modifications or if DELTAGEN requires additional information to undertake such evaluation. If such Knockout Mice Project in DELTAGEN's commercially reasonable discretion is not feasible, DELTAGEN shall have the right (without penalty) to decline to undertake such Knockout Mice Project. The terms of this Agreement, the Scope of Work and the Budget shall form the entire agreement of the Parties with respect to each Knockout Mice Project.

         2.2 INITIATION OF KNOCKOUT MICE PROJECTS. Prior to DELTAGEN's initiation of each Knockout Mice Project, SCHERING-PLOUGH shall:

                  2.2.1 Identify to DELTAGEN in writing each Knockout Mice Project to be initiated and agree in writing with DELTAGEN upon the Scope of Work for such Knockout Mice Project;

                  2.2.2 Consult with and agree in writing with DELTAGEN regarding the specific gene sequence SCHERING-PLOUGH desires to have deleted for such Knockout Mice Project and any proposed modifications to the Scope of Work for such Knockout Mice Project. SCHERING-PLOUGH shall be solely responsible for providing to DELTAGEN the data and information with respect to the specific gene sequence for such Knockout Mice Project; and

                  2.2.3 Provide in writing to DELTAGEN all *** reasonably required by DELTAGEN to undertake such Knockout Mice Project (including information *** to under Milestones 1 and 2).

                  2.2.4 Transfer to DELTAGEN, to the extent possible, *** licensed, owned by or otherwise available (without restriction) to SCHERING-PLOUGH that may be suitable for DELTAGEN's ***.

         2.3 COMMENCEMENT OF KNOCKOUT MICE PROJECT. Each Knockout Mice Project conducted hereunder shall commence fifteen (15) days after written agreement by both parties on a Scope of Work and DELTAGEN's receipt from SCHERING-PLOUGH of all information and materials set forth in Section 2.2 above relating to such Knockout Mice project (such date the "Effective Commencement Date").

         2.4 PERFORMANCE. DELTAGEN shall use commercially reasonable efforts to perform its obligations under this Agreement, provided that, SCHERING-PLOUGH acknowledges and agrees that the performance of the Knockout Mice Projects involves a number of technologically complex steps and that any time periods for performance and the Scope of Work may be subject to change due to potential technological difficulties encountered. DELTAGEN shall notify SCHERING-PLOUGH of technical difficulties as soon as reasonably practicable after such difficulties are encountered and the parties shall discuss and agree in good faith upon methods to resolve such technical difficulties in a reasonable manner.

         2.5 COMPLETION OF KNOCKOUT MICE PROJECT. Each Knockout Mice Project shall be deemed complete upon SCHERING-PLOUGH's receipt of the Data for such Knockout Mice Project under Section 9 below and DELTAGEN's completion of the Milestones on the Scope of Work for such Knockout Mice Project.

*** Confidential material redacted and separately filed with the Commission.

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         2.6       ADHERENCE TO SCOPE OF WORK. DELTAGEN shall perform those
activities described in the Scope of Work for each Knockout Mice Project. Neither Party shall change or deviate from a Scope of Work without the prior written consent of the other Party.

         2.7 CHANGES TO A KNOCKOUT MICE PROJECT. SCHERING-PLOUGH shall have the right, from time to time, to propose modifications to the Scope of Work of a Knockout Mice Project. If SCHERING-PLOUGH proposes to change any terms of a Knockout Mice Project, including but not limited to the estimated time schedule for such Knockout Mice Project, SCHERING-PLOUGH shall submit such modification(s) in writing to DELTAGEN (the "Proposed Modification"). Such Proposed Modification shall be implemented by the parties upon the written agreement of both parties to such Proposed Modification (which agreement shall not be unreasonably withheld) and a revised Budget for such Proposed Modification. DELTAGEN shall have the right, in its commercially reasonable discretion, to accept or reject such Proposed Modification based upon DELTAGEN's good faith reasonable belief as to whether such proposed modifications would alter DELTAGEN's technical, performance or financial obligations under a Scope of Work.

         2.8 STANDARDS OF WORK AND ANIMAL CARE. With respect to each Knockout Mice Project, DELTAGEN shall comply with all applicable *** standards and good industry standards regarding the maintenance and care of the Knockout Mice. ***. DELTAGEN shall replace any Knockout Mice that arrive at SCHERING-PLOUGH diseased or dead (except for disease or death resulting from the actions of SCHERING-PLOUGH's designated carrier). Upon the request of SCHERING-PLOUGH, DELTAGEN shall promptly provide a written report to SCHERING-PLOUGH concerning DELTAGEN's maintenance and care of the Knockout Mice.

3.       PAYMENTS AND BUDGET.

         3.1 BUDGET. SCHERING-PLOUGH shall pay to DELTAGEN the payments set forth in the Budget for each Knockout Mice Project. Except as set forth in a revised Budget under Section 3.2 below, such payments shall constitute full payment for such Knockout Mice Project, including all labor, materials and overhead and SCHERING-PLOUGH shall have no other payment obligations hereunder.

         3.2 PAYMENTS. For each Knockout Mice Project, DELTAGEN shall submit invoices to SCHERING-PLOUGH for the payments set forth in the Scope of Work and Budget upon DELTAGEN's completion of each Milestone set forth in the Scope of Work and Budget (except for Milestone I - Construct Generation). SCHERING-PLOUGH shall pay such invoices within thirty (30) days after receipt. DELTAGEN shall include with each invoice a written representation of DELTAGEN's completion of such Milestones and, where applicable, documentation showing such completion.

         3.3 MILESTONE 1 - CONSTRUCT GENERATION. SCHERING-PLOUGH shall pay to Deltagen within ten (10) days of the Agreement Date an initiation fee of Five Hundred Thousand Dollars ($500,000) (the "Initiation Fee") which shall consist of the *** for each of the *** Knockout Mice Projects contemplated under this Agreement. The Initiation Fee shall be nonrefundable, PROVIDED THAT, in the event that this Agreement is terminated by SCHERING-PLOUGH pursuant to Section 11.4.1 due to a material breach of this Agreement by Deltagen, Deltagen shall refund

*** Confidential material redacted and separately filed with the Commission.

to SCHERING-PLOUGH the Milestone I payments for each Knockout Mice Project that was not commenced by Deltagen prior to the date of such termination.

4.       RIGHTS TO INVENTIONS.

         4.1 DELTAGEN'S INVENTIONS. DELTAGEN shall own all (a) Deltagen Technology and (b) all Inventions arising under this Agreement relating to the design, creation, development, generation or production of Knockout Mice (excluding any Schering-Plough Technology).

         4.2 SCHERING-PLOUGH'S INVENTIONS. SCHERING-PLOUGH shall own all Schering Plough Technology (excluding any Deltagen Technology).

         4.3 KNOCKOUT MICE OWNERSHIP. With respect to each Knockout Mice Project under this Agreement, after SCHERING-PLOUGH has made all applicable Milestone payments or other payments under this Agreement to DELTAGEN for such Knockout Mice Project, SCHERING-PLOUGH shall own (a) the Knockout Mice generated under such Knockout Mice Project and (b) all Data, phenotypic data and characteristics of such Knockout Mice generated under such Knockout Mice Project, as set forth below. Unless expressly requested in writing by SCHERING-PLOUGH, DELTAGEN shall not transfer to a third party the Knockout Mice generated by DELTAGEN for SCHERING-PLOUGH under this Agreement. SCHERING-PLOUGH acknowledges and agrees that (x) DELTAGEN may at any time, independently (or with others) be researching, developing or commercializing the same or homologous gene sequences provided by SCHERING-PLOUGH to DELTAGEN under this Agreement, (y) DELTAGEN may at any time, independently (or with others) be researching, developing or commercializing the Knockout Mice that are the subject of a Knockout Mice Project under this Agreement either for DELTAGEN's own products and programs or for a third party, and (z) DELTAGEN or a third party may at any time, independently (or with others) have secured, own or be seeking patent or other intellectual property rights with respect to such Knockout Mice. Notwithstanding anything to the contrary in this Agreement, SCHERING-PLOUGH shall not use the Knockout Mice or any Data, results or other information provided by DELTAGEN to SCHERING-PLOUGH to reverse-engineer or practice (and SCHERING-PLOUGH shall not directly or indirectly acquire rights to) any of DELTAGEN's or its licensor's methods, processes, techniques, inventions, know-how or intellectual property rights relating directly or indirectly to the design, creation, development, generation or production of knockout mice or transgenic animals.

         4.4 DELTAGEN'S USE OF *** ON ***. DELTAGEN shall perform all Knockout Mice Projects under this Agreement on a ***, meaning that DELTAGEN *** provided by Schering-Plough to DELTAGEN to *** of DELTAGEN or a third party or to generate knockout mice for

*** Confidential material redacted and separately filed with the Commission.

DELTAGEN or a third party. Such *** provided by Schering-Plough shall be used by DELTAGEN solely for the purpose of undertaking the Knockout Mice Projects for SCHERING-PLOUGH under this Agreement and DELTAGEN shall not use, transfer or disclose such *** to any third party other than to perform its obligations pursuant to this Agreement. In addition to any other remedies available to SCHERING-PLOUGH at law, equity or under this Agreement, any breach of this
Section 4.4 by DELTAGEN shall constitute a basis for immediate termination of this Agreement by SCHERING-PLOUGH.

         4.5 NO OTHER TECHNOLOGY RIGHTS OR LICENSES. No Party shall, as a result of this Agreement, obtain any ownership interest, license or other right (whether express or implied, including without limitation licenses or other rights with respect to any patent or other intellectual property rights owned by or licensed to DELTAGEN or a third party (whether to knockout mice or otherwise)) in any technology, information, know-how, patents, pending patent applications, products, materials or intellectual property rights of the other Party, including items owned, controlled or developed by such other Party or transferred by such other Party pursuant to this Agreement.

5.       CONFIDENTIALITY.

         5.1 CONFIDENTIAL INFORMATION. Except as otherwise expressly provided in this Agreement, each Party shall maintain in confidence the Confidential Information of the other Party for a period of five (5) years. Neither Party shall use, disclose or grant the use of the other's Confidential Information except on a need-to-know basis to those directors, officers, employees, and agents, to the extent such disclosure is reasonably necessary in connection with its activities as expressly authorized by this Agreement. To the extent that disclosure is authorized by this Agreement, prior to such disclosure, the Party wishing to disclose the other Party's Confidential Information shall obtain the written agreement of any such person who is not otherwise bound by confidentiality obligations at least as restrictive as the obligations set forth in this Agreement, to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement.

         5.2 PERMITTED DISCLOSURES. The nonuse and nondisclosure obligations contained in this Article 5 shall not apply to the extent that
(a) the Receiving Party is required to disclose information by law, order, rule, regulation or act of a governmental authority or agency or a court of competent jurisdiction, PROVIDED THAT, the Receiving Party (i) shall reasonably notify the Disclosing Party prior to any such disclosure to permit the Disclosing Party to oppose such disclosure or to seek confidential treatment of such information and (ii) if such disclosure is required, disclose only the minimum information required to be disclosed in order to comply (as determined by counsel), whether or not a protective order or other similar order is obtained by such Disclosing Party; or (b) the Receiving Party can demonstrate that (i) the information was public knowledge at the time of such disclosure by the Disclosing Party, or thereafter became public knowledge, other than as a result of acts attributable to Receiving Party in violation of this Agreement; or (ii) the information was known by the Receiving Party (as shown by its written records) prior to the date of disclosure to it by the Disclosing Party; or (iii) the information was disclosed to the Receiving Party on an unrestricted basis from a third party not under a duty of

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confidentiality of the Disclosing Party; or (iv) the information was independently developed by employees or agents of the Receiving Party without access to the Confidential Information of the Disclosing Party.

         5.3 TERMS OF THIS AGREEMENT. Neither Party shall disclose any terms or conditions of this Agreement (including without limitation the Budget) to any third party without the prior consent of the other Party, except as required by applicable law; PROVIDED HOWEVER, that either Party may disclose the terms or conditions of this Agreement to a third party under an obligation of confidentiality to such Party in connection with a proposed sale or in the event of a proposed merger, change in control, consolidation, an equity investment by such third party in such Party or other similar transaction. Notwithstanding the foregoing, SCHERING-PLOUGH and DELTAGEN shall agree upon the substance of information that can be used to describe the existence and/or terms of this transaction in a press release and SCHERING-PLOUGH and DELTAGEN shall have the right to disclose such information, as such information may be modified by mutual agreement of the parties from time to time.

         5.4 NO LICENSE. Except as expressly provided in this Agreement, nothing herein shall be construed as giving either Party any license, right, title or interest in or ownership, whether express or implied, of the other Party's Confidential Information. Upon termination of this Agreement or a particular Knockout Mice Project as provided in Article 11, or upon either Party's request, each Party shall return all Confidential Information of the other Party and/or destroy any portion of any documents, computer records, notes and other material retained by such Party containing the Confidential Information of the other Party. However, each Party may retain one copy of such Confidential Information in its legal files to be used only for interpretation of and compliance with this Agreement.

6.       REPRESENTATIONS AND WARRANTIES.

         6.1 Each Party hereby represents and warrants to the other Party as follows:

                  6.1.1 CORPORATE EXISTENCE. Such Party is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

                  6.1.2 AUTHORIZATION AND ENFORCEMENT OF OBLIGATIONS. Such Party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

                  6.1.3 NO CONSENTS. All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with this Agreement have been obtained.

                  6.1.4 NO CONFLICT. The execution and delivery of this Agreement and the performance of such Party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and
(b) do not conflict with, result in a breach of

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any of the terms and provisions of, or constitute a default under, any contractual obligation of it, and (c) do not conflict with or result in a breach of any of the terms and provisions of its charter or operative documents or bylaws.

                  6.1.5 COMPLIANCE WITH LAWS. Such Party shall comply with all applicable material laws and regulations related to its activities contemplated under this Agreement.

         6.2       DELTAGEN TECHNOLOGY. DELTAGEN represents and warrants
*** that DELTAGEN (a) is the owner or licensee of the DELTAGEN Technology and
(b) has the right to use the Deltagen Technology to generate knockout mice.

         6.3 SCHERING-PLOUGH TECHNOLOGY. SCHERING-PLOUGH represents and warrants *** that (a) it is the owner or licensee of the Schering-Plough Technology and (b) it has the right to provide the gene sequences and information relating thereto to DELTAGEN and to have made the Knockout Mice under this Agreement.

         6.4 LIMITATION OF WARRANTY AND LIABILITY. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, DELTAGEN MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE KNOCKOUT MICE OR DATA GENERATED UNDER THIS AGREEMENT OR THE KNOCKOUT MICE PROJECTS AND DELTAGEN DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF PROFITS OR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR THE RESEARCH, DEVELOPMENT, GENERATION OR USE OF THE KNOCKOUT MICE OR DATA GENERATED UNDER THIS AGREEMENT.

         6.5 RESPONSIBILITY FOR SELECTION OF GENE SEQUENCE AND RESULTING KNOCKOUT MICE. Notwithstanding anything to the contrary in this Agreement, SCHERING-PLOUGH acknowledges and agrees that (a) each gene sequence (or portion thereof) that is the subject of a Knockout Mice Project is solely selected by SCHERING-PLOUGH and SCHERING-PLOUGH shall be solely responsible for providing DELTAGEN with such specific gene sequences for each Knockout Mice Project, and consequently, SCHERING-PLOUGH shall solely bear the risk for any Claims (defined below) relating to the use, disruption or deletion of such gene sequences or Knockout Mice generated and (b) DELTAGEN's representation and warranty under this Article 6 shall not apply or relate to the identification, selection or use of the specific gene sequences for each Knockout Mice Project under this Agreement or any Knockout Mice or Data arising from the deletion, interruption or disruption of such gene sequences.

*** Confidential material redacted and separately filed with the Commission.

7.       REPORTING.

         DELTAGEN shall deliver via overnight delivery service (or other reasonable means agreed to by the parties) to the SCHERING-PLOUGH
Representative all reports required to be delivered in connection with a Knockout Mice Project.

8.       RECORD RETENTION, INSPECTIONS AND COOPERATION.

         8.1 At SCHERING-PLOUGH'S request, DELTAGEN shall maintain all written Data and reports from each Knockout Mice Project for a period of one
(1) year from the date of completion of such Knockout Mice Project. At the expiration of such one (1) year period, SCHERING-PLOUGH, at SCHERING-PLOUGH's cost and expense, shall arrange with DELTAGEN for delivery of such Data to SCHERING-PLOUGH or DELTAGEN may dispose of such written Data sixty (60) days after providing written notice of the same to SCHERING-PLOUGH.

         8.2 If a federal, state or local government authority conducts or gives notice of its intent to conduct an inspection or takes regulatory action with respect to a Knockout Mice Project conducted under this Agreement, the Party learning thereof shall reasonably notify in writing the other Party thereof and each Party shall provide the other with any information reasonably required in connection therewith.

9.       DATA.

         Notwithstanding the provisions of Section 8, for each Knockout Mice Project, DELTAGEN shall prepare and submit to SCHERING-PLOUGH or its designee the Data set forth under the applicable Scope of Work with respect to a particular Knockout Mice Project within forty-five (45) days after (i) the date of termination or completion of the Milestones on the Scope of Work for such Knockout Mice Project or (ii) the date that SCHERING-PLOUGH requests delivery of such Data.

10.      SUBCONTRACTING AND INDEPENDENT CONTRACTOR.

         10.1 SUBCONTRACTING. SCHERING-PLOUGH is aware that certain Knockout Mice Projects may require DELTAGEN to subcontract to third parties portions of the work required under a Scope of Work. SCHERING-PLOUGH shall be deemed to have approved such subcontracting on the following terms and conditions: (i) DELTAGEN shall not be allowed or authorized to make any representations relating to SCHERING-PLOUGH without the prior written consent of SCHERING-PLOUGH; and (ii) such third party subcontractor shall be subject to the terms and conditions of this Agreement. Prior to subcontracting any work contemplated by a Knockout Mice Project, DELTAGEN shall notify SCHERING-PLOUGH of the intended third party subcontractor and SCHERING-PLOUGH shall be provided with fourteen (14) days in which to object to the use of a particular subcontractor. If SCHERING-PLOUGH does not object to the use of a particular subcontractor within such fourteen (14) day period, DELTAGEN may subcontract such work under the Scope of Work to such third party subcontractor. If SCHERING-PLOUGH does object to the use of a particular subcontractor, in its sole discretion, DELTAGEN shall be prohibited from using such subcontractor to perform work under this

Agreement.

         10.2 INDEPENDENT CONTRACTOR. DELTAGEN shall perform its obligations under this Agreement as an independent contractor and nothing contained herein shall be construed to be inconsistent with that relationship or status. Neither Party, nor their officers, directors, employees or agents shall be considered employees or agents of the other Party and shall not be entitled to participate in any of the other Party's benefit plans, programs, employment policies, or workers' compensation insurance. This Agreement shall not constitute, create, or in any way be interpreted as a joint venture, partnership or business organization of any kind. Neither Party shall have the authority to bind the other Party to any agreement whatsoever.

11.      TERM AND TERMINATION.

         11.1      TERM. This Agreement shall commence on the Agreement
Date and remain in fall force and effect until the later of (a) two (2) years after the Agreement Date, or (b) the completion by DELTAGEN of all Milestones under any Knockout Mice Projects commenced under this Agreement, unless earlier terminated as provided below in this Article 11.

         11.2 TERMINATION BY SCHERING-PLOUGH. SCHERING-PLOUGH shall have the right to terminate this Agreement or a Knockout Mice Project at any time without cause, upon *** days prior written notice.

         11.3 TERMINATION BY DELTAGEN. DELTAGEN shall have the right to terminate a Knockout Mice Project upon DELTAGEN's identification of an item or circumstance under Section 2.4 that would prevent DELTAGEN from completing such Knockout Mice Project using commercially reasonable efforts by providing thirty (30) days written notice to SCHERING-PLOUGH, which notice shall contain the basis for such termination.

         11.4     TERMINATION BY EITHER PARTY.

                  11.4.1 MATERIAL DEFAULT. Except as otherwise provide in
Article 14 below, this Agreement or a Knockout Mice Project may be terminated by either Party upon any material breach of this Agreement by the other Party, provided that any breaching Party shall be given not less than sixty
(60) days prior written notice of such breach and the opportunity to cure such breach during such period.

                  11.4.2 BANKRUPTCY. This Agreement or a Knockout Mice Project may be immediately terminated by either Party if the other Party is dissolved or liquidated, files or has filed against it a petition in bankruptcy or has a receiver appointed for a substantial part of its assets.

         11.5     RIGHTS AND OBLIGATIONS AFTER NOTICE OF TERMINATION.

                  11.5.1 TERMINATION BY SCHERING-PLOUGH WITHOUT CAUSE, BREACH OR BANKRUPTCY. If this Agreement or a Knockout Mice Project is terminated by SCHERING-PLOUGH pursuant to Section 11.2 or terminated by DELTAGEN pursuant to
Section 11.4, DELTAGEN shall have the right to cease further work on applicable Knockout Mice Projects and to cancel, if permitted under the terms of applicable agreements, any third party obligations.

Within thirty (30) days after DELTAGEN's cessation of work on such Knockout Mice Project(s), DELTAGEN shall provide SCHERING-PLOUGH with a written statement of all work performed by it through termination, including any non-cancelable costs or expenses incurred by DELTAGEN prior to termination. DELTAGEN shall invoice SCHERING-PLOUGH for all Milestones completed by DELTAGEN and for all reasonable non-cancelable costs or expenses and if such notice is received by DELTAGEN after work has commenced but prior to DELTAGEN's completion of work under a Milestone, DELTAGEN shall invoice SCHERING-PLOUGH for payment of such uncompleted Milestone as if DELTAGEN had completed such Milestone and SCHERING-PLOUGH shall pay DELTAGEN for such uncompleted Milestone. DELTAGEN shall deliver to SCHERING-PLOUGH all deliverables prepared or completed by DELTAGEN at the time of such cessation of work and all unused Study Materials and Data within sixty (60) days of DELTAGEN's notice of termination or receipt by DELTAGEN of SCHERING-PLOUGH's notice of termination.

                  11.5.2 TERMINATION BY SCHERING-PLOUGH FOR BANKRUPTCY OF DELTAGEN OR BY DELTAGEN FOR DELTAGEN'S INABILITY TO COMPLETE MILESTONE. If this Agreement or a Knockout Mice Project is terminated by DELTAGEN pursuant to Section 11.3 or by SCHERING-PLOUGH pursuant to Section 11.4.2 above, DELTAGEN shall deliver all deliverables prepared or completed by DELTAGEN at the time of such termination, all unused Study Materials and all Data to SCHERING-PLOUGH within sixty (60) days of DELTAGEN'S notice of termination or receipt by DELTAGEN of SCHERING-PLOUGH's notice of termination. DELTAGEN shall provide SCHERING-PLOUGH with a written itemized statement of all work performed by DELTAGEN through the date of termination (including any Milestones actually completed by DELTAGEN) and SCHERING-PLOUGH shall pay such invoiced amount within thirty (30) days of receipt of such statement.

                  11.5.3 TERMINATION BY SCHERING-PLOUGH FOR BREACH BY DELTAGEN. If this Agreement or a Knockout Mice Project is terminated by SCHERING-PLOUGH pursuant to Section 11.4.1 above, DELTAGEN shall deliver all deliverables prepared or completed by DELTAGEN at the time of such termination, all unused Study Materials and all Data to SCHERING-PLOUGH within sixty (60) days of receipt by DELTAGEN of notice of termination. DELTAGEN shall provide SCHERING-PLOUGH with a written itemized statement of all work performed by DELTAGEN through the date of termination (including any Milestones actually completed by DELTAGEN) and SCHERING-PLOUGH shall pay such invoiced amount (or portion thereof that is not reasonably the subject of such breach) within thirty (30) days of receipt of such statement.

         11.6 EFFECT OF EXPIRATION OR TERMINATION. Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Sections 6.4, 6.5 and Articles 4, 5 and 12 shall survive any expiration or termination of this Agreement.

12.      INDEMNIFICATION.

         12.1 SCHERING-PLOUGH'S INDEMNIFICATION. SCHERING-PLOUGH shall defend, indemnify and hold harmless DELTAGEN and its directors, officers, employees and agents from and against any and all losses, liabilities, damages or expenses (collectively, "Liabilities") that they may suffer as a result of any claims, demands, actions or other proceedings (collectively, "Claims") made or instituted by any third party and arising out of or relating to (a) a breach of any representation, warranty or covenant of SCHERING-PLOUGH under this Agreement or (b) SCHERING-PLOUGH's gross negligence or willful misconduct, except in each case to the extent such Liabilities resulted from the gross negligence or willful misconduct of DELTAGEN.

         12.2 DELTAGEN'S INDEMNIFICATION. DELTAGEN shall defend, indemnify and hold harmless SCHERING-PLOUGH and its directors, officers, employees and agents from and against any and all Liabilities that they may suffer as a result of any Claims made or instituted by any third party and arising out of or relating to (a) a breach of any representation, warranty or covenant of DELTAGEN under this Agreement or (b) DELTAGEN's gross negligence or willful misconduct, except in each case to the extent such Liabilities resulted from the gross negligence or willful misconduct of SCHERING-PLOUGH.

         12.3 PROCEDURE. A Party (the "Indemnified Party") which intends to claim indemnification under this Article 12, shall promptly notify the other Party (the "Indemnifying Party") of any Claim with respect to which the Indemnified Party intends to claim such indemnification. The Indemnifying Party shall have the right to assume the defense of such Claim with counsel selected by the Indemnifying Party; PROVIDED, HOWEVER, that the Indemnified Party shall have the right to retain its own counsel and the fees and expenses shall be paid by the Indemnifying Party only if representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceedings. The indemnity obligations under this Article 12 shall not apply to amounts paid in settlement of any Liability if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld unreasonably. The failure of the Indemnified Party to promptly notify the Indemnifying Party of a potential Claim shall not constitute a waiver of, or result in the loss of, such Party's right to indemnification under this Section 12.3, except to the extent that the Indemnifying Party's rights and/or its ability to defend such Claim is prejudiced by the Indemnified Party's failure to notify the Indemnifying Party of such Claim within a reasonable time after the commencement of any action. The Indemnifying Party may not settle the action or otherwise consent to an adverse judgment in such action that diminishes the rights or interests of the Indemnified Party without the express written consent of the Indemnified Party, which consent shall not be withheld unreasonably. The Indemnified Party, its employees and agents, shall cooperate fully with the Indemnified Party and its legal representatives in the investigation of any Claim covered by this indemnification.

13.      TRADEMARKS AND PUBLICITY.

         Except as set forth in Section 5.3 above, each Party agrees not to identify the other Party or any Affiliate of the other Party in any promotion advertising or other promotion materials to be disseminated to the public, or to use any trademark, service mark, trade name or symbol of the other Party or any Affiliate of the other Party without the express written consent of the other Party.

14.      DELAYS OR FORCE MAJEURE.

         14.1 FORCE MAJEURE. Neither Party shall be liable for the failure or delay to perform its obligations under this Agreement or a Knockout Mice Project if such failure or delay is caused by or results from causes beyond such Party's reasonable control, including but not limited to strikes or other labor disturbances, embargoes, acts of God, omissions or delays in acting by any governmental authority or the other party, lockouts, riots, wars, fires, floods, earthquakes or storms. A Party claiming a right to excused performance under this Section 14.1 shall immediately notify the other Party in writing of the extent of its inability to perform, which notice shall specify the occurrence beyond its reasonable control that prevents such performance, and such Party shall exert reasonable efforts to eliminate, cure and overcome any such causes and to promptly resume performance of its obligations under this Agreement.

         14.2 DELAY. If SCHERING-PLOUGH delays in performing its obligations under a Knockout Mice Project for any reason, the estimated date that DELTAGEN is targeted to complete its duties and obligations as described in the applicable Scope of Work shall be extended by the period of time corresponding to the delay.

15.      NOTICES.

         Any notice required or permitted to be given hereunder by one of the parties hereto to the other party shall be in writing and delivered by any lawful means to the address of the other party set forth below or at such other address as either Party hereto may designate in writing. If sent by facsimile letter, notice shall be deemed given when the transmission is completed if the sender has a confirmed transmission report. Any notice sent by facsimile must also be sent by mail or overnight courier or delivered by hand.

IF TO DELTAGEN:
Deltagen, Inc.
1003 Hamilton Avenue
Menlo Park, CA 94025

Fax: (650) 752-0202
Attn: President

With a copy to the above address,
Attn: General Counsel
Fax: (____) ___________________

IF TO SCHERING-PLOUGH:

Schering-Plough Research Institute
2015 Galloping Hill Road
Kenilworth, New Jersey, CA 07033-1300

Fax: (____) ___________________
Attn: ________________________

With a copy to the above address,
Attn: ________________________

Fax: (____) ___________________

16.      MISCELLANEOUS

         16.1 ASSIGNMENT. Neither Party may assign this Agreement to any third party without the prior written consent of the other Party, PROVIDED HOWEVER, that either Party may, without such consent, assign this Agreement and its rights and obligations hereunder to an Affiliate, or in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

         16.2 AMENDMENTS, WAIVER. No provision of this Agreement, the Budget or the Scope of Work may be amended, modified, revoked, or waived except in writing signed and delivered by an authorized officer of each Party. Either Party's failure to require the other Party to comply with the provisions of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement.

         16.3 VALIDITY. If any clause, section or paragraph of this Agreement is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, it will be deemed severed from the remainder of this Agreement and will have no effect on the legality, validity or enforceability of the remaining provisions.

         16.4 HEADINGS. The paragraph headings of this Agreement are merely for the convenience of the parties and are not to be construed as modifying or changing the obligations or conditions expressed in this Agreement.

         16.5 ENTIRETY. This Agreement (including the Attachments hereto) represents the entire understanding as of the Agreement Date hereof between the parties with respect to the matter hereof and supersedes all prior agreements, negotiations, understandings, representations, statements and writings between the parties relating thereto.

         16.6 CONFLICT WITH SCOPE OF WORK OR BUDGET. If any terms of this Agreement are in conflict with any terms of any Scope of Work or Budget, the terms of this Agreement shall govern.

         16.7 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         16.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of law principles.

         16.9 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out their obligations under this Agreement.

         IN WITNESS WHEREOF, the Parties hereto through each of their respective duly authorized representatives have caused this Agreement to be executed as of the Agreement Date.

SCHERING-PLOUGH RESEARCH INSTITUTE            DELTAGEN, INC.

By: /s/ Jonathan Spicehandler, M.D.           By: /s/ William Matthews

Name: Jonathan Spicehandler, M.D.             Name: William Matthews

Title:   President                            Title:   Chief Executive Officer

        12/16/99

                                  ATTACHMENT I

                            SCOPE OF WORK AND BUDGET

         Scientific Milestones and Payment Schedule for *** Knockout Mice
Projects

         Within ten (10) days of the Agreement Date, SCHERING-PLOUGH shall pay to DELTAGEN an initiation fee of $500,000 ((50%) of the total value of the contract for *** Knockout Mice Projects *** at $ *** per Knockout Mice Project)).

         Subsequent payments to DELTAGEN will be based on the achievement of the specific Milestones for each Knockout Mice Project as outlined below. SCHERING-PLOUGH understands and acknowledges that each Knockout Mouse Project involves a number of technologically complex steps and that any time periods for performance are reasonable estimates only and subject to change due to technological difficulties encountered. DELTAGEN shall be obligated to notify SCHERING-PLOUGH of any such technical difficulties as soon as reasonably possible after they arise and the parties will commence good faith discussions to resolve such technical difficulties in a reasonable manner.

Total cost for each Knockout Mice Project:                             ***

Payment by SCHERING-PLOUGH for initiation of contract:                 $500,000.00

The following payments are per Knockout Mouse Project:

Milestone 1 - ***                                                      ***

Milestone 2 - ***                                                      ***

Milestone 3 - ***                                                      ***

Milestone 4 - ***                                                      ***

Milestone 5 - ***                                                      ***

MILESTONE 1: ***

         DELTAGEN will *** based on * * *. The cost of *** is included in the initiation payment paid by SCHERING-PLOUGH. SCHERING-PLOUGH will receive *** information in order to ***. In the event of unforeseen technical difficulties encountered after initiation of *** relating to ***, either (a) Deltagen would, upon consultation with SCHERING-PLOUGH, *** to SCHERING-PLOUGH *** (b) SCHERING-PLOUGH could terminate the particular knockout project or (c) SCHERING-PLOUGH could request that *** discussed above (i.e., after Deltagen's initial *** and the one time *** as set forth above). Construction of such *** would be provided at costs to be agreed upon by the parties (***).

MILESTONE 2: ***

*** Confidential material redacted and separately filed with the Commission.

                DELTAGEN will *** and *** and ***. DELTAGEN will *** a maximum of ***. DELTAGEN will receive *** upon the identification of a *** or DELTAGEN's *** of *** clones. If *** in the ***, DELTAGEN at the request of SCHERING-PLOUGH will ***. The cost for *** will be *** per ***. Alternatively, after consultation with, and written agreement by, SCHERING-PLOUGH, Deltagen will *** and ***. The cost of a *** and *** of *** colonies will not exceed ***. Confirmation of a *** will be obtained ***.

MILESTONE 3: ***

                DELTAGEN will transfer up to *** mice. Upon the *** of *** mice from each ***, DELTAGEN will receive a payment of *** per ***. DELTAGEN will confirm the *** by *** analysis ***.

MILESTONE 4: ***

                DELTAGEN will *** animals for ***. For production of *** with the desired ***, DELTAGEN will receive *** per ***. The *** of the *** will be confirmed ***.

MILESTONE 5: ***

                DELTAGEN will perform the following analysis on *** gene Knockout Mice that are generated from the ***. *** mice will be ***. In cases where the gene knockout produces a ***. DELTAGEN will make reasonable efforts to determine ***. Each *** will be inspected for ***,. *** will be monitored ***. At *** mice *** will be *** analysis with that will include the following *** and DELTAGEN will prepare a written report of all findings. DELTAGEN will also make *** to SCHERING-PLOUGH upon request. In addition to the above analysis, DELTAGEN will provide analysis of ***. This readout will include ***. DELTAGEN will, where practical, incorporate a *** into each *** to allow for the determination of ***. Adult mice will be *** and the *** will ***. All findings will be reported as above.

                Upon completion of *** for each Knockout Mouse Project, DELTAGEN will receive *** per Knockout Mouse Project.

                All mice in the DELTAGEN animal facility will be tested routinely for ***. Results will be provided to SCHERING-PLOUGH on a *** basis.

                The SCHERING-PLOUGH Representative shall be

                        ***

*** Confidential material redacted and separately filed with the Commission.

                                  ATTACHMENT 11

     FORM NOTIFICATION LETTER FOR INITIATION OF A NEW KNOCKOUT MOUSE PROJECT

                               (Template follows)

                          (SCHERING-PLOUGH letterhead)

_________, __, ____



William Matthews, Ph.D.
President
Deltagen, Inc.
1003 Hamilton Avenue
Menlo Park, CA 94025

Dear Bill,

This letter is to provide notice to Deltagen of Schering-Plough's request to Deltagen to initiate work on a Knockout Mouse Project under the terms and conditions of the DeltaSelect-TM- Collaborative Services Agreement between Deltagen, Inc. and Schering-Plough, dated ____________ (the "Agreement"), including but not limited to, the confidentiality obligations of the Agreement.

The Knockout Mice Project to be initiated is described as follows:

The Schering-Plough contact scientist for technical information regarding the project will be:

Schering-Plough requests that Deltagen begin to work to develop the above described Knockout Mice on the terms and conditions of the above-referenced Agreement.

Sincerely,



SCHERING-PLOUGH RESEARCH INSTITUTE'S Signatory


Agreed,

-------------------
Deltagen, Inc.